MFS(R) INSTITUTIONAL TRUST:

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND

          Supplement to the Current Statement of Additional Information

Effective immediately, the last sentence of the fourth paragraph and the sixth and seventh paragraphs under the caption "Determination of Net Asset Value" in the Trust's Statement of Additional Information are replaced in their entirety by the following:

         The Funds value their portfolio securities at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Funds use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the Funds' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the Funds' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Funds determine net asset value, and therefore the Funds may adjust closing market prices of foreign securities to reflect what they believe to be the fair value of the securities as of the Funds' valuation time.

         All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.

                The date of this Supplement is November 24, 2003.